SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

                                 --------------

                              DWS VARIABLE SERIES I
                              DWS International VIP


Until April 15, 2011, the following information replaces the disclosure contained under the "PRINCIPAL INVESTMENT STRATEGY" heading of the fund's summary prospectuses:

Main investments. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

Management process. In choosing securities, portfolio management uses a combination of two analytical disciplines:

Bottom-up research. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Top-down analysis. Portfolio management considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

Portfolio management will normally sell a security when it believes the price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country.

Derivatives. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

Securities Lending. The fund may lend securities (up to one third of total assets) to approved institutions.

Until April 15, 2011, the following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the fund's summary prospectuses:

Nikolaus Poehlmann, CFA, Director. Lead Portfolio Manager of the fund. Joined the fund in 2009.

Mark Schumann, Vice President. Portfolio Manager of the fund. Joined the fund in 2009.

Andreas Wendelken, Director. Portfolio Manager of the fund. Joined the fund in 2009.



               Please Retain This Supplement for Future Reference

April 11, 2011
PROSTKR-55
                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

Summary Prospectus May 1, 2010, as revised April 11, 2011


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS International VIP

Class B

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at www.dws-investments.com/vipros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 728-3337 or by contacting your insurance company. The prospectus and Statement of Additional Information, both dated May 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.



INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.

SHAREHOLDER FEES
(paid directly from your investment)                        None
-----------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a %of the value of your investment)


                                                               B
-----------------------------------------------------------------
Management fee                                              0.79
-----------------------------------------------------------------
Distribution/service                                        0.25
(12b-1) fees
-----------------------------------------------------------------
Other expenses (includes an administrative fee)             0.18
-----------------------------------------------------------------
Acquired funds (underlying funds) fees and                  0.02
expenses
-----------------------------------------------------------------
Total annual fund operating expenses                        1.24
-----------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR              3 YEARS            5 YEARS          10 YEARS
-----------------------------------------------------------------
$126                   $393               $681            $1,500
-----------------------------------------------------------------


PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.

Portfolio turnover rate for fiscal year 2009: 81%.


PRINCIPAL INVESTMENT STRATEGY

Main investments. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

Management process. Portfolio management aims to add value through stock selection. The investment team utilizes a proprietary investment process designed to identify attractive investment candidates from an extensive pool of fundamental research resources, which identify investments that may offer the potential for price appreciation. The investment process also takes into consideration various factors - including country and sector weightings, style and other risk targets relative to the benchmark - and assists portfolio management in devising allocations among particular securities. Portfolio management may buy a security when its research resources indicate the potential for future upside price appreciation or their investment process identifies an attractive investment opportunity. Conversely, portfolio management may sell a security when its research resources indicate limited future upside or their investment process identifies more attractive investment opportunities elsewhere.

Derivatives. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts, which are a type of derivative, to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated holdings and to facilitate transactions in foreign currency denominated securities. Portfolio management may generally use structured notes to gain exposure to local shares in foreign markets.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions.


MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Foreign investment risk. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

Security selection risk. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Counterparty risk. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.

CALENDAR YEAR TOTAL RETURNS   (%) (Class B)

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

-21.89    -30.81     -18.62    27.75     16.24     15.71     25.44     14.25     -48.25     32.89
2000       2001      2002      2003       2004      2005      2006      2007       2008      2009


Best Quarter: 22.97%, Q3 2009    Worst Quarter: -26.71%, Q3 2008
Year-to-Date as of 3/31/2010: 0.12%


                                                           DWS International VIP
                       Summary Prospectus May 1, 2010, as revised April 11, 2011

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                      Class              1          5         10
                      Inception       Year      Years      Years
-----------------------------------------------------------------
Class B                  5/8/97      32.89       2.66      -2.92
-----------------------------------------------------------------
MSCI EAFE(R) Index                     31.78       3.54       1.17
-----------------------------------------------------------------

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Thomas Voecking, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

Jason E. Inzer, Director. Portfolio Manager of the fund.
Joined the fund in 2011.

PURCHASE AND SALE OF FUND SHARES

The fund is intended for use in a variable insurance product. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.

TAX INFORMATION

Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.


                                       3

                                                           DWS International VIP
            Summary Prospectus May 1, 2010, as revised April 11, 2011 1B-INT-SUM